Exhibit 99.1

EXECUTION VERSION

EIGHTH AMENDMENT TO FORBEARANCE AGREEMENT

AND TWENTY-FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO FORBEARANCE AGREEMENT AND TWENTY-FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 29th day of May, 2020 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”)

WHEREAS, the Obligors and the Lender are also parties to a certain Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement, dated as of November 21, 2018 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Forbearance Agreement”).

WHEREAS, all of the Subject Events of Default (as defined in the Sixth Forbearance Amendment and Twenty-First Amendment) remain outstanding, and the Lender has not waived any of the Subject Events of Default.

WHEREAS, the Obligors have requested that the Lender continue to forbear from (x) demanding the payment of the Obligations as a result of the Subject Events of Default, and (y) exercising certain of its rights and remedies against the Obligors and the Collateral on account of the Subject Events of Default, and (iii) modify and amend certain terms and conditions of both the Forbearance Agreement and the Loan Agreement.

WHEREAS, the Lender is willing to continue to so forbear and amend certain terms and conditions of both the Forbearance Agreement and the Loan Agreement, but only upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement or Forbearance Agreement, as amended and as applicable.

2. Acknowledgment of Obligations. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, the Obligors are unconditionally jointly and severally liable to the Lender for the Obligations, including, without limitation, the following amounts as of the dates indicated below:

(a)	Revolver Loans as of May 20, 2020:

Principal: $22,378,293.12

(b)	LC Obligations as of May 20, 2020:

Principal: $0.00

(c)	Bank Product Debt as of May 20, 2020:

Principal: $0.00

(d)	Unused Fee as of May 20, 2020:

Fee: $1,321.49

(e)	Unpaid invoices for attorneys’ fees and expenses as of April 30, 2020: $56,647.70

(f)

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Extraordinary Expenses heretofore or hereafter incurred by any Lender in connection with, and any other amounts due under, the Loan Documents, including, without limitation, all Extraordinary Expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

3. Continued Forbearance by Lender.

(a)

Each Obligor acknowledges and agrees that (i) the Forbearance Agreement remains in full force and effect, (ii) the Subject Events of Default are continuing as of the date hereof, and (iii) Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the Collateral.

(b)

In consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement and the Forbearance Agreement, as and when due, the Lender agrees to (i) continue to forbear from accelerating the Obligations, demanding payment thereof, and exercising its rights and remedies against the Obligors and the Collateral otherwise available to Lender upon the occurrence of such Subject Events of Default, and (ii) continue to make discretionary Forbearance Period Financial Accommodations in accordance with Section 4, below, in each case until the earlier of: (A) the Forbearance Termination Date, or (B) the occurrence of a Termination Event.

4. Terms of Continued Forbearance. The Lender’s agreements to continue to forbear, set forth herein, are subject to each of the following terms and conditions and, to the extent necessary, the Loan Documents are hereby amended to conform to the following terms and conditions:

(a)

Discretionary Revolver Loans during Forbearance Period. For avoidance of doubt, and as set forth in the Forbearance Agreement, as a result of the Subject Events of Default, the Lender has no further obligation to make any Revolver Loans and/or to issue Letters of Credit (hereinafter, each of such financial accommodation shall be referred to as a “Forbearance Period Financial Accommodation”). Notwithstanding the foregoing, the Lender reserves the right to make, in its sole discretion, Forbearance Period Financial Accommodations subject to and in accordance with the terms and conditions of the Loan Agreement, this Agreement, and the other Loan Documents, until the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event. Without limiting the generality of the foregoing and notwithstanding the provisions to the contrary contained in Loan Agreement, from and after the Eighth Forbearance Amendment and Twenty-Fourth Amendment Effective Date, the Lender shall, in its sole discretion, permit Overadvance(s) to exist pursuant to the following terms and conditions: (i) Overadvance(s) in the aggregate amount not to exceed $1,000,000 at any time through and including July 31, 2020, (ii) Overadvance(s) in the aggregate amount not to exceed $500,000 at any time from August 1, 2020 through and including August 30, 2020, and (iii) Overadvance(s) in the aggregate amount not to exceed $0.00 at any time from and after August 31, 2020 (individually and collectively, the “Forbearance Period Temporary Overadvance”). The Obligors hereby agree to repay any Forbearance Period Temporary Overadvance to the Lender in cash by no later than the Forbearance Termination Date. If at any time the Forbearance Period Temporary Overadvance exceeds the aforementioned maximum amounts during any applicable time period, the Obligors hereby agree to repay to the Lender in cash such amount in excess of the applicable maximum amounts within one (1) Business Day after demand therefore by the Lender. Any failure by the Obligors to timely repay any portion of the Forbearance Period Temporary Overadvance (including the foregoing excess amounts) as set forth herein shall constitute an additional Event of Default under the Loan Agreement. Without limiting the generality of the foregoing, the Lender may continue elect to continue provide Forbearance Period Financial Accommodations to the Borrowers notwithstanding the existence of any Forbearance Period Temporary Overadvance.

(b)

Repayment of Obligations. Without in any way derogating from any of Obligors’ obligations under the Loan Documents, Obligors shall continue to remit all regularly scheduled payments (whether due on account of any Revolver Loans, or otherwise, including all principal, interest, fees, costs and other amounts) which may become due under the Loan Documents, as and when such payments are due (other than, for the avoidance of doubt, payments becoming due solely as a result of one or more Subject Events of Default). For avoidance of doubt, the Full Payment of the Obligations shall become due and payable without demand by Lender upon the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event.

(c)

Forbearance Fee. In consideration of the Lender’s agreements set forth herein, Obligors agree to pay the Lender a non-refundable forbearance fee in the amount of $7,500.00 (the “Forbearance Amendment Fee”). The Forbearance Amendment Fee shall be: (i) fully earned by the Lender as of the Eighth Forbearance Amendment and Twenty-Fourth Amendment Effective Date; (ii) retained by the Lender as a fee under all circumstances and shall not be applied in reduction of any other of the Obligations; and (iii) paid to the Lender in good and collected funds upon the execution of this Agreement.

5. Effect of Termination. Upon the expiration of the Forbearance Period or the occurrence of a Termination Event: (a) the agreements of the Lender set forth herein shall automatically terminate; (b) at Lender’s option, Lender may declare all Obligations to be immediately due and payable in full, provided, however, that if an Event of Default of the type described in Section 10.1(j) of the Loan Agreement shall have occurred, then all outstanding Obligations shall automatically become immediately due and payable in full without presentment, demand, or notice; and (c) Lender may immediately commence enforcing the Lender’s rights and remedies pursuant to this Agreement, the Loan Documents, applicable law and otherwise, in such order and manner as Lender may determine appropriate in its sole and exclusive discretion.

6. Consent to the Release of Break One Nine from the Loan Agreement. Pursuant to the terms and conditions of the Seventh Amendment, the dissolution of Break One Nine was approved by the Lender. Subject to the following terms and conditions, all as determined by the Lender in its sole reasonable discretion, the Lender hereby consents to the release of Break One Nine as a Guarantor under the Loan Agreement, except for any obligations and liabilities which would otherwise survive pursuant to the terms and conditions of the Loan Agreement and other Loan Documents:

(a)

upon receipt of satisfactory confirmation by the Lender of each of the Conditions Precedent to Effectiveness set forth in Section 13 hereof, Break One Nine shall be released as a Guarantor under the Loan Agreement and the other Loan Agreements, except for any obligations and liabilities which would otherwise survive pursuant to the terms and conditions of the Loan Agreement and other Loan Documents; and

(b)

within thirty (30) days after the Eighth Forbearance Amendment and Twenty-Fourth Amendment Effective Date, the Obligors shall deliver to the Lender (i) file-stamped copies of all documents filed with the respective state authorities effectuating the dissolution of Break One Nine, (ii) a written certification by an officer of Break One Nine confirming that, prior to such dissolution, (A) Break One Nine transferred any and all remaining assets of Break One Nine to another Obligor or Obligors, which certification shall describe such assets in reasonable detail and identify the Obligor(s) that is/are the transferee(s) thereof, all to the sole reasonable satisfaction of the Lender, or (B) Break One Nine had no assets, and (iii) a replacement Schedule 8.1.4 to the Loan Agreement and a replacement Schedule III to the Pledge Agreement reflecting the dissolution of both Break One Nine and All Around; provided that, in the event that any documents to be filed by the respective state authorities pursuant to clause (i), above, are filed in good faith but rejected by one or more applicable state authorities due to failure to comply with applicable filing requirements, then, if the Obligors provide reasonable evidence to the Lender confirming that the Obligors are diligently and in good faith proceeding to cure said noncompliance, the thirty (30) day period shall be extended for an additional ten (10) Business Days.

7. Amendments to Forbearance Agreement. The Forbearance Agreement is hereby amended as follows:

(a)	The definition of “Forbearance Termination Date” is hereby restated in its entirety as follows:

“Forbearance Termination Date: shall mean 5:00 P.M. (EDT) on September 30, 2020.”

8. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Guarantors” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Guarantors: Value Lighting Houston, RLT-ES and TNT Holdco, and each Borrower as to each other Borrower, and each other Person that guarantees payment or performance of Obligations. Pledgor is also a non-recourse Guarantor to the extent set forth in Pledgor’s Guaranty dated as of the Third Amendment Effective Date.”

(b)	The definition of “Permitted Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Permitted Debt: means: (a) the Obligations; (b) Subordinated Debt; (c) Purchase Money Debt of Borrowers and Subsidiaries that is unsecured or secured only by a Purchase Money Lien, as long as the aggregate amount does not exceed $2,500,000; (d) Bank Product Debt incurred in the Ordinary Course of Business; (e) Contingent Obligations (i) arising from endorsements of Payment Items for collection or deposit in the Ordinary Course of Business; (ii) arising from Hedging Agreements permitted hereunder; (iii) existing on the Closing Date, and any extension or renewal thereof that does not increase the amount of such Contingent Obligation when extended or renewed; (iv) incurred in the Ordinary Course of Business with respect to surety, appeal or performance bonds, or other similar obligations; (v) arising from customary indemnification obligations in favor of purchasers in connection with dispositions of Equipment permitted hereunder; (vi) arising under the Loan Documents; and (f) unsecured Debt that is not included in any of the preceding clauses of this Section, is not secured by a Lien and does not exceed $2,500,000 in the aggregate at any time; (g) indebtedness under the Aston I Financing Documents, subject to the terms and conditions of the Aston I Intercreditor Agreement; and (h) Permitted PPP Debt.”

(c)	The definition of “Revolver Termination Date” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Revolver Termination Date: shall mean 5:00 P.M. (EDT) on September 30, 2020.”

(d)	Section 9.3.2 of the Loan Agreement (Maximum Monthly Cash Burn and Positive Cash Flow) is hereby deleted in its entirety and the following substituted in its stead:

“9.3.2 Maximum Monthly Cash Burn and Positive Cash Flow.

(a) Shall not permit cumulative Cash Burn (calculated from May 1, 2020) to exceed:

(i) $1,600,000 through and including August 31, 2020; and

(ii) $2,545,000 through and including September 30, 2020;

the foregoing calculations all determined to the sole satisfaction of the Lender.

(b) Shall not permit cumulative Positive Cash Flow (calculated from May 1, 2020) to be less than:

(i) $3,220,000 through and including May 31, 2020;

(ii) $2,600,000 through and including June 30, 2020; and

(iii) $67,000 through and including July 31, 2020;

the foregoing calculations all determined to the sole satisfaction of the Lender.”

(e)	Section 9 of the Loan Agreement is hereby amended by adding the following new Section 9.4 at the end thereof:

“9.4 Permitted PPP Loan Provisions.

Notwithstanding any other provision of this Agreement or the other Loan Documents, but subject to the terms of this Section 9.4, the Obligors shall be permitted to incur, maintain and repay Permitted PPP Debt.

9.4.1 Defined Terms. The following terms shall have the meanings set forth below:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act and applicable rules and regulations, as amended from time to time.

“CARES Act Forgivable Uses” means uses of proceeds of an PPP Loan that are eligible for forgiveness under Section 1106 of the CARES Act.

“CARES Act Payroll Costs” means “payroll costs” as defined in 15 U.S.C. 636(a)(36)(A)(viii) (as added to the Small Business Act by Section 1102 of the CARES Act).

“Paycheck Protection Program” means the Paycheck Protection Program established under the CARES Act.

“Permitted PPP Debt” means any PPP Debt incurred by any Borrower or any other Obligor so long as: (a) such PPP Debt is unsecured and not guaranteed or supported by any other credit support (other than as expressly set forth in the immediately succeeding clause (b)), (b) such PPP Debt is fully guaranteed by the full faith and credit of the SBA, (c) such Borrower or other Obligor has delivered to the Lender a completed copy of the borrower application form submitted to the PPP Loan Lender, (d) at the time of incurrence thereof and after giving effect thereto, including the use of proceeds thereof, the aggregate outstanding principal amount of all such PPP Debt does not exceed $3,523,000 (or such greater amount as may be approved by the Lender in writing in its sole discretion) and (e) the terms of the loan documents governing such PPP Debt do not conflict with, or otherwise result in a breach, violation or default under, any of the Loan Documents.

“PPP Debt” means, with respect to any Obligor, Debt incurred by such Person in connection with a PPP Loan.

“PPP Debt Forgiveness Conditions” means, with respect to any PPP Debt, the conditions under the CARES Act, including Section 1106 thereof, to forgiveness of such PPP Debt.

“PPP Loan” means a loan incurred by any Borrower under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act).

“PPP Loan Date” means the date on which any Borrower receives the proceeds of the PPP Loan.

“PPP Loan Lender” means, with respect to any PPP Loan, the lender with respect thereto.

“PPP Loan Period” means the period during which any PPP Debt of any Obligor, or commitment of any PPP Loan Lender to make a PPP Loan to any Obligor, is outstanding.

“PPP Loan Period” means the period beginning on the PPP Loan Date and ending on the date all PPP Loans have been forgiven as provided under the CARES Act or repaid in full.

“Small Business Act” means the Small Business Act (15 U.S. Code Chapter 14A – Aid to Small Business).

“SBA” means the U.S. Small Business Administration.

9.4.2 PPP Loan Affirmative Covenants.

(a) Each Obligor that incurs any Permitted PPP Debt shall (A) comply in all material respects with all applicable provisions of the Paycheck Protection Program, (B) ensure that all proceeds of such PPP Loans are only deposited into a Deposit Account maintained at the Lender, and (C) (1) cause Borrower Agent to account for all deposits of Permitted PPP Debt into, and disbursements of, said Permitted PPP Debt from said account on an Obligor-by-Obligor basis, (2) use commercially reasonable efforts to cause each Obligor to apply the proceeds of any Permitted PPP Debt attributable to an Obligor for CARES Act Forgivable Uses of such Obligor in the manner required under the CARES Act to obtain forgiveness of the largest possible amount of such Permitted PPP Debt, which as of the Eighth Forbearance Amendment and Twenty-Fourth Amendment Effective Date requires that the applicable Obligor use not less than 75% of the Permitted PPP Debt proceeds for CARES Act Payroll Costs, and (2) use commercially reasonable efforts to conduct its business in a manner that maximizes the amount of the Permitted PPP Debt that is eligible for forgiveness under Section 1106 of the CARES Act.

(b) For each PPP Loan obtained by an Obligor, such Obligor shall (A) maintain all records required to be submitted in connection with the forgiveness of the PPP Loan, (B) apply for forgiveness of such PPP Loan in accordance with regulations implementing Section 1106 of the CARES Act within 30 days after the last day of the eight week period immediately following the PPP Loan Date and (C) provide Lender with a copy of each application for forgiveness and all supporting documentation required by the SBA or the PPP Loan Lender in connection with the forgiveness of the PPP Loan.

(c) On or before the first Business Day of each month, commencing on August 3, 2020 and continuing throughout any PPP Loan Period, Borrower Agent shall deliver to Lender, in form acceptable to Lender, a certificate from a Senior Officer as of the last day of the immediately preceding month, detailing all payments made from the PPP Loan proceeds, together with such supporting materials as Lender shall reasonably request.

9.4.3 Covenants and Other Provisions.

(a) Negative Covenants. Notwithstanding anything contained in this Agreement, including any restrictions on the ability of the Obligors to incur Debt under Section 9.2.1, the Obligors may incur Debt constituting Permitted PPP Debt.

(b) Mandatory Prepayment. Notwithstanding anything contained in this Agreement, the incurrence by the Obligors of Permitted PPP Debt shall not trigger a mandatory prepayment or constitute a prepayment event hereunder.

(c) Treatment of PPP Debt in Financial Covenants and Calculations. Notwithstanding anything contained in this Agreement:

i. Borrowed Money shall not include Permitted PPP Debt to the extent and for so long as such the Obligors comply with the PPP Debt Forgiveness Conditions and no Governmental Authority has determined that such PPP Debt is not forgivable or will not be forgiven; and

ii. Net income shall not include any income attributable to the forgiveness of any Permitted PPP Debt.

(d) Representations and Warranties. During the PPP Loan Period, the representations and warranties under Section 8 hereof shall be deemed to include a representation and warranty that all PPP Debt constitutes Permitted PPP Debt.”

(f)	Section 10.1(c) of the Loan Agreement (Events of Default) is hereby deleted in its entirety and the following substituted in its stead:

“(c) An Obligor breaches or fail to perform any covenant contained in Section 5.5, 5.7, 7.2, 7.4, 7.6, 9.1.1, 9.1.2, 9.1.3, 9.1.4(d), 9.1.7, 9.1.10, 9.2, 9.3, or 9.4;”

(g)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“CARES Act: as defined in Section 9.4.1.”

“CARES Act Forgivable Uses: as defined in Section 9.4.1.”

“CARES Act Payroll Costs: as defined in Section 9.4.1.”

“Eighth Forbearance Amendment and Twenty-Fourth Amendment: means that certain Eighth Forbearance Amendment and Twenty-Fourth Amendment to Loan and Security Agreement, dated as of May 29, 2020, by and among the Obligors and the Lender.”

“Eighth Forbearance Amendment and Twenty-Fourth Amendment Effective Date: means the effective date of the Eighth Forbearance Amendment and Twenty-Fourth Amendment, which is May 29, 2020.”

“Paycheck Protection Program: as defined in Section 9.4.1.”

“Permitted PPP Debt: as defined in Section 9.4.1.”

“PPP Debt: as defined in Section 9.4.1.”

“PPP Debt Forgiveness Conditions: as defined in Section 9.4.1.”

“PPP Loan Lender: as defined in Section 9.4.1.”

“PPP Loan Period: as defined in Section 9.4.1.”

“PPP Loan: as defined in Section 9.4.1.”

“PPP Loan Date: as defined in Section 9.4.1.”

“PPP Loan Period: as defined in Section 9.4.1.”

“Small Business Act: as defined in Section 9.4.1.”

“SBA: as defined in Section 9.4.1.”

(h)	Subclause (a) of Exhibit E (Financial Reporting) to the Loan Agreement is hereby amended by adding the following new sentence at the end thereof:

“Notwithstanding the foregoing, for Fiscal Year 2019 only, (i) the foregoing financial statements shall be delivered to the Lender by no later than June 30, 2020 and (ii) the required report that accompanies such Fiscal Year 2019 financial statements from the independent certified public accountants may be issued in qualified form; provided that both the form and substance of such financial statements and the report of the independent certified public accountants shall to the sole satisfaction of the Lender.”

9. Ratification of Loan Documents. Except as specifically amended by this Agreement, and for the avoidance of doubt, all of the terms and conditions of the Loan Agreement, Forbearance Agreement, and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein.

10. Representations and Warranties: Each Obligor hereby represents and warrants as follows:

(a) The execution, delivery and performance by each Obligor of this Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) contravene the terms of the Organization Documents of any such Obligor, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (x) any Material Contract to which such Obligor is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Obligor or its property is subject, or (iii) violate any Law in any material respect;

(b) No authorization, approval, consent, exemption or other action by, and no notice to or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement, except for consents, approvals, authorizations, notices, registrations, filings, permits or actions that have been duly obtained, taken, given or made and are in full force and effect;

(c) This Agreement has been duly executed and delivered by such Obligor. This Agreement constitutes the legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms; provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally;

(d) Both before and after giving effect to this Agreement, the representations and warranties of such Obligor set forth in Section 8 of the Loan Agreement or in any other Loan Document, are true and correct in all material respects, on and as of the Eighth Forbearance Amendment and Twenty-Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(e) Both before and after giving effect to this Agreement, no Event of Default exists other than Subject Events of Default, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Subject Events of Default and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

11. Release.

(a) In consideration of the agreements of the Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Obligor, on behalf of itself and its successors, assigns, and other legal representatives (each Obligor and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, in any way related to or in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Obligor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

12. Conditions.

(a)	Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

i)	This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

ii)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation,

instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

iii)	The Lender shall have received payment from the Obligors of the Forbearance Amendment Fee.

iv)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (A) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (B) that an attached copy of resolutions authorizing execution and delivery of the Agreement and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (C) to the title, name and signature of each Person authorized to sign such documents.

v)

The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request, including, but not limited to, all documents identified on the Document Agenda attached hereto as Exhibit “A”.

vi)

The Obligors agree to pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the preparation, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Lender) in accordance with the terms of Section 11.3 of the Loan Agreement.

(b)	Conditions Subsequent. [RESERVED]

13. Miscellaneous.

(a)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof;

provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Eighth Forbearance Amendment and Twenty-Fourth Amendment Effective Date.

(b)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT ENTERED INTO IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

(e)	THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

[Signatures Continue on Next Page]

Signature Page to Eighth Forbearance Amendment and Twenty-Fourth Amendment

to Loan and Security Agreement

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta
Name:	Robert V. LaPenta
Title:	Chief Executive Officer and President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

TRI-STATE LED DE, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

[Signatures Continue on Next Page]

Signature Page to Eighth Forbearance Amendment and Twenty-Fourth Amendment

to Loan and Security Agreement

VALUE LIGHTING, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

ENERGY SOURCE, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

REVOLUTION LIGHTING -E-LIGHTING, INC.

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

SEESMART, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

TNT ENERGY, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

[Signatures Continue on Next Page]

Signature Page to Eighth Forbearance Amendment and Twenty-Fourth Amendment

to Loan and Security Agreement

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ Patrick Doehner
Name:	Patrick Doehner
Title:	Vice President

Signature Page to Eighth Forbearance Amendment and Twenty-Fourth Amendment

to Loan and Security Agreement

EXHIBIT A

Document Agenda

(see attached)

Exhibit to Eighth Forbearance Amendment and Twenty-Fourth Amendment to Loan and Security Agreement